UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

January 26, 2010

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Truesport Alliances, Ltd.

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(Exact Name of Registrant as Specified in Its Charter)

Delaware

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(State or Other Jurisdiction of Incorporation)

000-53564	26-1395403
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(Commission File Number)	(IRS Employer Identification No.)

4040 W. Hacienda Drive, Suite 130, Las Vegas, Nevada 89118

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(Address of Principal Executive Offices) (Zip Code)

702-838-2582

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(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On January 26, 2010, Board of Directors of the Registrant dismissed LBB & Associates Ltd., LLP, its independent registered public account firm. On the same date, January 26, 2010, the accounting firm of LL Bradford was engaged as the Registrant’s new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of LBB & Associates Ltd., LLP and the engagement of LL Bradford as its independent auditor. None of the reports of LBB & Associates Ltd., LLP on the Company's financial statements for either of the past two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal years ended September 30, 2009 and 2008 going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with LBB & Associates Ltd., Ltd. , LLP whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to LBB & Associates Ltd., LLP's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The registrant has requested that LBB & Associates Ltd., LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

b) On January 26, 2010, the registrant engaged LL Bradford as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted LL Bradford regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

ITEM 7.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a) Not Applicable.

b) Not Applicable.

c) Exhibits

No.	Exhibits
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16.1	Letter from LBB & Associates, Ltd. LLP, dated January 26 , 2010, to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26 , 2010

By: /s/ Scott Ence

Name: Scott Ence

Title: President

EXHIBIT INDEX

No.	Exhibits
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16.1	Letter from LBB & Associates, Ltd. LLP, dated January 26 , 2010, to the Securities and Exchange Commission regarding statements included in this Form 8-K

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